UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of report (date of earliest event reported): December 23, 2014

AmpliTech Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54355	27-4566352
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

35 Carlough Rd. #3

Bohemia, NY 11716

(Address of principal executive offices)

(631)-521-7831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01 Other Events

AmpliTech Group, Inc. (the “Company”) filed a Current Report on Form 8-K on December 24, 2014 regarding the option granted to Fawad Maqbool, President, Chief Executive Officer and the sole director of the Company. To clarify, the option granted to Mr. Maqbool is an option to purchase an aggregate of 400,000 shares of Preferred Stock. If Mr. Maqbool desires to convert the Preferred Stock, the conversion price will be $0.0206 per share of common stock. The exercise price is to be paid upon the conversion of the Preferred Stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP, INC.

Date: December 31, 2014	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	President and Chief Executive Officer